Loans	12 Months Ended
Dec. 31, 2016
Loans and Leases Receivable Disclosure [Abstract]
Loans
Loans

The following table sets forth the classification of loans by class, including unearned fees, deferred costs and excluding the allowance for loan losses for the past two years:

(In thousands)	December 31, 2016	December 31, 2015
SBA loans held for investment	$42,492	$39,393
SBA 504 loans	26,344	29,353
Commercial loans
Commercial other	58,447	49,332
Commercial real estate	422,418	391,071
Commercial real estate construction	28,306	25,115
Residential mortgage loans	289,093	264,523
Consumer loans
Home equity	47,411	45,042
Consumer other	44,130	32,015
Total loans held for investment	$958,641	$875,844
SBA loans held for sale	14,773	13,114
Total loans	$973,414	$888,958

Loans are made to individuals as well as commercial entities.  Specific loan terms vary as to interest rate, repayment, and collateral requirements based on the type of loan requested and the credit worthiness of the prospective borrower.  Credit risk, excluding SBA loans, tends to be geographically concentrated in that a majority of the loan customers are located in the markets serviced by the Bank.  As a preferred SBA lender, a portion of the SBA portfolio is to borrowers outside the Company’s lending area.  However, during late 2008, the Company withdrew from SBA lending outside of its primary trade area, but continues to offer SBA loan products as an additional credit product within its primary trade area.  Loan performance may be adversely affected by factors impacting the general economy or conditions specific to the real estate market such as geographic location and/or property type.  A description of the Company's different loan segments follows:

SBA Loans:  SBA 7(a) loans, on which the SBA has historically provided guarantees of up to 90 percent of the principal balance, are considered a higher risk loan product for the Company than its other loan products.  The guaranteed portion of the Company’s SBA loans is generally sold in the secondary market with the nonguaranteed portion held in the portfolio as a loan held for investment.  SBA loans are for the purpose of providing working capital, financing the purchase of equipment, inventory or commercial real estate and for other business purposes.  Loans are guaranteed by the businesses' major owners.  SBA loans are made based primarily on the historical and projected cash flow of the business and secondarily on the underlying collateral provided.

SBA 504 Loans:  The SBA 504 program consists of real estate backed commercial mortgages where the Company has the first mortgage and the SBA has the second mortgage on the property.  SBA 504 loans are made based primarily on the historical and projected cash flow of the business and secondarily on the underlying collateral provided.  Generally, the Company has a 50 percent loan to value ratio on SBA 504 program loans at origination.

Commercial Loans:  Commercial credit is extended primarily to middle market and small business customers.  Commercial loans are generally made in the Company’s market place for the purpose of providing working capital, financing the purchase of equipment, inventory or commercial real estate and for other business purposes.  Loans will generally be guaranteed in full or for a meaningful amount by the businesses' major owners.  Commercial loans are made based primarily on the historical and projected cash flow of the business and secondarily on the underlying collateral provided.

Residential Mortgage and Consumer Loans:  The Company originates mortgage and consumer loans including principally residential real estate, home equity lines and loans and consumer construction lines.  Each loan type is evaluated on debt to income, type of collateral and loan to collateral value, credit history and Company relationship with the borrower.

Inherent in the lending function is credit risk, which is the possibility a borrower may not perform in accordance with the contractual terms of their loan.  A borrower’s inability to pay their obligations according to the contractual terms can create the risk of past due loans and, ultimately, credit losses, especially on collateral deficient loans.  The Company minimizes its credit risk by loan diversification and adhering to credit administration policies and procedures.  Due diligence on loans begins when the Company initiates contact regarding a loan with a borrower.  Documentation, including a borrower’s credit history, materials establishing the value and liquidity of potential collateral, the purpose of the loan, the source of funds for repayment of the loan, and other factors, are analyzed before a loan is submitted for approval.  The loan portfolio is then subject to on-going internal reviews for credit quality, as well as independent credit reviews by an outside firm.

The Company's extension of credit is governed by the Credit Risk Policy which was established to control the quality of the Company's loans.  These policies and procedures are reviewed and approved by the Board of Directors on a regular basis.

Credit Ratings

For SBA 7(a), SBA 504 and commercial loans, management uses internally assigned risk ratings as the best indicator of credit quality.  A loan’s internal risk rating is updated at least annually and more frequently if circumstances warrant a change in risk rating.  The Company uses a 1 through 10 loan grading system that follows regulatory accepted definitions.

Pass:  Risk ratings of 1 through 6 are used for loans that are performing, as they meet, and are expected to continue to meet, all of the terms and conditions set forth in the original loan documentation, and are generally current on principal and interest payments.  These performing loans are termed “Pass”.

Special Mention:  Criticized loans are assigned a risk rating of 7 and termed “Special Mention”, as the borrowers exhibit potential credit weaknesses or downward trends deserving management’s close attention.  If not checked or corrected, these trends will weaken the Bank’s collateral and position.  While potentially weak, these borrowers are currently marginally acceptable and no loss of interest or principal is anticipated.  As a result, special mention assets do not expose an institution to sufficient risk to warrant adverse classification.  Included in “Special Mention” could be turnaround situations, such as borrowers with deteriorating trends beyond one year, borrowers in start up or deteriorating industries, or borrowers with a poor market share in an average industry.  "Special Mention" loans may include an element of asset quality, financial flexibility, or below average management.  Management and ownership may have limited depth or experience.  Regulatory agencies have agreed on a consistent definition of “Special Mention” as an asset with potential weaknesses which, if left uncorrected, may result in deterioration of the repayment prospects for the asset or in the Bank’s credit position at some future date.  This definition is intended to ensure that the “Special Mention” category is not used to identify assets that have as their sole weakness credit data exceptions or collateral documentation exceptions that are not material to the repayment of the asset.

Substandard:  Classified loans are assigned a risk rating of an 8 or 9, depending upon the prospect for collection, and deemed “Substandard”.  A risk rating of 8 is used for borrowers with well-defined weaknesses that jeopardize the orderly liquidation of debt.  The loan is inadequately protected by the current paying capacity of the obligor or by the collateral pledged, if any.  Normal repayment from the borrower is in jeopardy, although no loss of principal is envisioned.  There is a distinct possibility that a partial loss of interest and/or principal will occur if the deficiencies are not corrected.  Loss potential, while existing in the aggregate amount of substandard assets, does not have to exist in individual assets classified “Substandard”.

A risk rating of 9 is used for borrowers that have all the weaknesses inherent in a loan with a risk rating of 8, with the added characteristic that the weaknesses make collection of debt in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.  Serious problems exist to the point where partial loss of principal is likely.  The possibility of loss is extremely high, but because of certain important, reasonably specific pending factors that may work to strengthen the assets, the loans’ classification as estimated losses is deferred until a more exact status may be determined.  Pending factors include proposed merger, acquisition, or liquidation procedures; capital injection; perfecting liens on additional collateral; and refinancing plans.  Partial charge-offs are likely.

Loss:  Once a borrower is deemed incapable of repayment of unsecured debt, the risk rating becomes a 10, the loan is termed a “Loss”, and charged-off immediately.  Loans to such borrowers are considered uncollectible and of such little value that continuance as active assets of the Bank is not warranted.  This classification does not mean that the loan has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off these basically worthless assets even though partial recovery may be affected in the future.

For residential mortgage and consumer loans, management uses performing versus nonperforming as the best indicator of credit quality.  Nonperforming loans consist of loans that are not accruing interest (nonaccrual loans) as a result of principal or interest being delinquent for a period of 90 days or more or when the ability to collect principal and interest according to the contractual terms is in doubt.  These credit quality indicators are updated on an ongoing basis, as a loan is placed on nonaccrual status as soon as management believes there is sufficient doubt as to the ultimate ability to collect interest on a loan.

The tables below detail the Company’s loan portfolio by class according to their credit quality indicators discussed in the paragraphs above as of December 31, 2016:

	December 31, 2016
	SBA, SBA 504 & Commercial loans - Internal risk ratings
(In thousands)	Pass	Special mention	Substandard	Total
SBA loans held for investment	$38,990	$2,023	$1,479	$42,492
SBA 504 loans	24,635	1,073	636	26,344
Commercial loans
Commercial other	57,000	1,422	25	58,447
Commercial real estate	408,288	13,729	401	422,418
Commercial real estate construction	27,556	750	—	28,306
Total commercial loans	492,844	15,901	426	509,171
Total SBA, SBA 504 and commercial loans	$556,469	$18,997	$2,541	$578,007
	Residential mortgage & Consumer loans - Performing/Nonperforming
(In thousands)		Performing	Nonperforming	Total
Residential mortgage loans		$286,421	$2,672	$289,093
Consumer loans
Home equity		46,929	482	47,411
Consumer other		42,154	1,976	44,130
Total consumer loans		890,833	2,458	91,541
Total residential mortgage and consumer loans		$375,504	$5,130	$380,634

The tables below detail the Company’s loan portfolio by class according to their credit quality indicators discussed in the paragraphs above as of December 31, 2015:

	December 31, 2015
	SBA, SBA 504 & Commercial loans - Internal risk ratings
(In thousands)	Pass	Special mention	Substandard	Total
SBA loans held for investment	$35,032	$2,647	$1,714	$39,393
SBA 504 loans	24,003	4,917	433	29,353
Commercial loans
Commercial other	45,870	2,373	1,089	49,332
Commercial real estate	369,510	18,978	2,583	391,071
Commercial real estate construction	24,061	1,054	—	25,115
Total commercial loans	439,441	22,405	3,672	465,518
Total SBA, SBA 504 and commercial loans	$498,476	$29,969	$5,819	$534,264
	Residential mortgage & Consumer loans - Performing/Nonperforming
(In thousands)		Performing	Nonperforming	Total
Residential mortgage loans		$262,299	$2,224	$264,523
Consumer loans
Home equity		44,452	590	45,042
Consumer other		32,015	—	32,015
Total consumer loans		76,467	590	77,057
Total residential mortgage and consumer loans		$338,766	$2,814	$341,580

Nonperforming and Past Due Loans

Nonperforming loans consist of loans that are not accruing interest (nonaccrual loans) as a result of principal or interest being delinquent for a period of 90 days or more or when the ability to collect principal and interest according to the contractual terms is in doubt.  Loans past due 90 days or more and still accruing interest are not included in nonperforming loans and generally represent loans that are well collateralized and in a continuing process expected to result in repayment or restoration to current status.  The risk of loss is difficult to quantify and is subject to fluctuations in collateral values, general economic conditions and other factors.  The improved state of the economy has resulted in a substantial reduction in nonperforming loans and loan delinquencies.  The Company values its collateral through the use of appraisals, broker price opinions, and knowledge of its local market.  In response to the credit risk in its portfolio, the Company has increased staffing in its credit monitoring department and increased efforts in the collection and analysis of borrowers’ financial statements and tax returns.

The following tables set forth an aging analysis of past due and nonaccrual loans as of December 31, 2016 and December 31, 2015:

	December 31, 2016
(In thousands)	30-59 days past due	60-89 days past due	90+ days and still accruing	Nonaccrual (1)	Total past due	Current	Total loans
SBA loans held for investment	$491	$397	$—	$1,168	$2,056	$40,436	$42,492
SBA 504 loans	—	—	—	513	513	25,831	26,344
Commercial loans
Commercial other	50	—	—	25	75	58,372	58,447
Commercial real estate	1,108	574	—	401	2,083	420,335	422,418
Commercial real estate construction	—	—	—	—	—	28,306	28,306
Residential mortgage loans	2,932	263	—	2,672	5,867	283,226	289,093
Consumer loans
Home equity	227	—	—	482	709	46,702	47,411
Consumer other	—	—	—	1,976	1,976	42,154	44,130
Total loans held for investment	$4,808	$1,234	$—	$7,237	$13,279	$945,362	$958,641
SBA loans held for sale	—	—	—	—	—	14,773	14,773
Total loans	$4,808	$1,234	$—	$7,237	$13,279	$960,135	$973,414

(1)	At December 31, 2016, nonaccrual loans included $153 thousand of TDRs and $60 thousand of loans guaranteed by the SBA.

	December 31, 2015
(In thousands)	30-59 days past due	60-89 days past due	90+ days and still accruing	Nonaccrual (1)	Total past due	Current	Total loans
SBA loans held for investment	$1,153	$456	$—	$1,764	$3,373	$36,020	$39,393
SBA 504 loans	—	—	—	518	518	28,835	29,353
Commercial loans
Commercial other	157	—	—	10	167	49,165	49,332
Commercial real estate	444	283	—	2,154	2,881	388,190	391,071
Commercial real estate construction	356	—	—	—	356	24,759	25,115
Residential mortgage loans	2,307	1,078	—	2,224	5,609	258,914	264,523
Consumer loans
Home equity	130	3	—	590	723	44,319	45,042
Consumer other	1	—	—	—	1	32,014	32,015
Total loans held for investment	$4,548	$1,820	$—	$7,260	$13,628	$862,216	$875,844
SBA loans held for sale	—	—	—	—	—	13,114	13,114
Total loans	$4,548	$1,820	$—	$7,260	$13,628	$875,330	$888,958

(1)
At December 31, 2015, nonaccrual loans included $293 thousand of TDRs and $288 thousand of loans guaranteed by the SBA.  The remaining $3.0 million of TDRs are in accrual status because they are performing in accordance with their restructured terms, and have been for at least six months.

Impaired Loans

The Company has defined impaired loans to be all nonperforming loans and troubled debt restructurings.  Management considers a loan impaired when, based on current information and events, it is determined that the Company will not be able to collect all amounts due according to the loan contract.

The following tables provide detail on the Company’s loans individually evaluated for impairment with the associated allowance amount, if applicable, as of December 31, 2016 and December 31, 2015:

	December 31, 2016
(In thousands)	Unpaid principal balance	Recorded investment	Specific reserves
With no related allowance:
SBA loans held for investment (1)	$1,235	$653	$—
SBA 504 loans	513	513	—
Commercial loans
Commercial other	25	25	—
Commercial real estate	42	43	—
Total commercial loans	67	68	—
Total impaired loans with no related allowance	1,815	1,234	—
With an allowance:
SBA loans held for investment (1)	975	455	246
Commercial loans
Commercial other	13	—	—
Commercial real estate	358	358	34
Total commercial loans	371	358	34
Total impaired loans with a related allowance	1,346	813	280
Total individually evaluated impaired loans:
SBA loans held for investment (1)	2,210	1,108	246
SBA 504 loans	513	513	—
Commercial loans
Commercial other	38	25	—
Commercial real estate	400	401	34
Total commercial loans	438	426	34
Total individually evaluated impaired loans	$3,161	$2,047	$280

(1)	Balances are reduced by amount guaranteed by the SBA of $60 thousand at December 31, 2016.

	December 31, 2015
(In thousands)	Unpaid principal balance	Recorded investment	Specific reserves
With no related allowance:
SBA loans held for investment (1)	$961	$518	$—
SBA 504 loans	2,226	2,226	—
Commercial loans
Commercial real estate	1,365	1,366	—
Total commercial loans	1,365	1,366	—
Total impaired loans with no related allowance	4,552	4,110	—
With an allowance:
SBA loans held for investment (1)	2,203	1,389	705
Commercial loans
Commercial other	33	10	10
Commercial real estate	1,664	1,664	127
Total commercial loans	1,697	1,674	137
Total impaired loans with a related allowance	3,900	3,063	842
Total individually evaluated impaired loans:
SBA loans held for investment (1)	3,164	1,907	705
SBA 504 loans	2,226	2,226	—
Commercial loans
Commercial other	33	10	10
Commercial real estate	3,029	3,030	127
Total commercial loans	3,062	3,040	137
Total individually evaluated impaired loans	$8,452	$7,173	$842

(1)	Balances are reduced by amount guaranteed by the SBA of $288 thousand at December 31, 2015.

The following table presents the average recorded investments in impaired loans and the related amount of interest recognized during the time period in which the loans were impaired for the years ended December 31, 2016 and 2015.  The average balances are calculated based on the month-end balances of impaired loans.  When the ultimate collectability of the total principal of an impaired loan is in doubt and the loan is on nonaccrual status, all payments are applied to principal under the cost recovery method, therefore no interest income is recognized.  The interest recognized on impaired loans noted below represents accruing troubled debt restructurings only and nominal amounts of income recognized on a cash basis for well-collateralized impaired loans.

	For the years ended December 31,
	2016		2015
(In thousands)	Average recorded investment	Interest income recognized on impaired loans	Average recorded investment	Interest income recognized on impaired loans
SBA loans held for investment (1)	$1,535	$14	$1,887	$90
SBA 504 loans	798	—	2,488	106
Commercial loans
Commercial other	607	38	960	102
Commercial real estate	1,198	59	5,100	64
Commercial real estate construction	272	—	—	—
Total	$4,410	$111	$10,435	$362

(1)	Balances are reduced by the average amount guaranteed by the SBA of $246 thousand and $416 thousand for years ended December 31, 2016 and 2015, respectively.

Troubled Debt Restructurings

The Company's loan portfolio includes certain loans that have been modified in a troubled debt restructuring (“TDR”).  TDRs occur when a creditor, for economic or legal reasons related to a debtor’s financial condition, grants a concession to the debtor that it would not otherwise consider, unless it results in a delay in payment that is insignificant.  These concessions typically include reductions in interest rate, extending the maturity of a loan, other modifications of payment terms, or a combination of modifications.  When the Company modifies a loan, management evaluates for any possible impairment using either the discounted cash flows method, where the value of the modified loan is based on the present value of expected cash flows, discounted at the contractual interest rate of the original loan agreement, or by using the fair value of the collateral less selling costs if the loan is collateral-dependent.  If management determines that the value of the modified loan is less than the recorded investment in the loan, impairment is recognized by segment or class of loan, as applicable, through an allowance estimate or charge-off to the allowance.  This process is used, regardless of loan type, and for loans modified as TDRs that subsequently default on their modified terms.

TDRs of $153 thousand and $3.3 million are included in the impaired loan numbers as of December 31, 2016 and December 31, 2015, respectively. At December 31, 2016, there were specific reserves of $34 thousand on the nonperforming TDR. At December 31, 2015, there were specific reserves of $208 thousand on TDRS, $167 thousand on performing TDRs and $41 thousand on nonperforming TDRs.  At December 31, 2016, $153 thousand of TDRs were in nonaccrual status, compared to $293 thousand at December 31, 2015.  The decrease during the twelve month period was primarily due to the payoff of five loans and principal paydowns.  As of December 31, 2016, there are no TDRs in accrual status.  There are no commitments to lend additional funds on these loans.

There were no loans modified as a TDR during the years ended December 31, 2016 or 2015. To date, the Company’s TDRs consisted of interest rate reductions, interest only periods, and maturity extensions.  There has been no principal forgiveness. There were no loans modified as a TDR within the previous 12 months that subsequently defaulted at some point during the years ended December 31, 2016 or 2015. In this case, the subsequent default is defined as 90 days past due or transferred to nonaccrual status.

Other Loan Information

Servicing Assets:
Loans sold to others and serviced by the Company are not included in the accompanying Consolidated Balance Sheets.  The total amount of such loans serviced, but owned by outside investors, amounted to approximately $137.8 million and $118.1 million at December 31, 2016 and 2015, respectively.  At December 31, 2016 and 2015, the carrying value, which approximates fair value, of servicing assets was $2.1 million and $1.4 million, respectively, and is included in Other Assets.  The fair value of SBA servicing assets was determined using a discount rate of 15 percent, constant prepayment speeds ranging from 15% to 18%, and interest strip multiples ranging from 2.08% to 3.80%, depending on each individual credit.  The fair value of mortgage servicing assets was determined using a discount rate of 12 percent and the present value of excess servicing over 7 years.  A summary of the changes in the related servicing assets for the past two years follows:

	For the years ended December 31,
(In thousands)	2016	2015
Balance, beginning of year	$1,389	$753
Servicing assets capitalized	1,472	927
Amortization of expense	(775)	(291)
Provision for loss in fair value	—	—
Balance, end of year	$2,086	$1,389

In addition, the Company had a $1.3 million and $854 thousand discount related to the retained portion of the unsold SBA loans at December 31, 2016 and 2015, respectively.

Officer and Director Loans:
In the ordinary course of business, the Company may extend credit to officers, directors or their associates.  These loans are subject to the Company’s normal lending policy.  An analysis of such loans, all of which are current as to principal and interest payments, is as follows:

(In thousands)	December 31, 2016	December 31, 2015
Balance, beginning of year	$37,394	$26,452
New loans and advances	31	15,809
Loan repayments	(8,169)	(4,867)
Balance, end of year	$29,256	$37,394

Loan Portfolio Collateral:
The majority of the Company’s loans are secured by real estate.  Declines in the market values of real estate in the Company’s trade area impact the value of the collateral securing its loans.  This could lead to greater losses in the event of defaults on loans secured by real estate.  At both December 31, 2016 and 2015, approximately 96 percent of the Company’s loan portfolio was secured by real estate.